UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 17, 2004
(Date of earliest event reported)

THOMAS & BETTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee		1-4682
(State or Other Jurisdiction		(Commission File Number)
of Incorporation)
22-1326940
(IRS Employer Identification No.)
8155 T&B Boulevard
Memphis, Tennessee		38125
(Address of Principal		(ZIP Code)
Executive Offices)

Registrant’s Telephone Number, Including Area Code:
(901) 252-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 17, 2004, and September 21, 2004, Thomas & Betts Corporation Indemnification Agreements were executed by Stanley P. Locke, Vice President – Controller, and Christopher P. Hartmann, Group President – Electrical Division, respectively. The Form of Indemnification Agreement was filed as Exhibit 10.2 to the Corporation’s second quarter 2004 Quarterly Report on Form 10-Q, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

     10.1     Form of Thomas & Betts Corporation Indemnification Agreement (Filed as Exhibit 10.2 to the Corporation’s second quarter 2004 Quarterly Report on Form 10-Q, Commission File No. 1-4682, and incorporated herein by reference).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation (Registrant)
By:	/s/ Kenneth W. Fluke
Kenneth W. Fluke
Senior Vice President and Chief Financial Officer

Date: September 22, 2004